SECURITY AGREEMENT,  dated as of July 10, 2003, by and among PAYMENTS INC.,
a  New  York  corporation   (the   "Company"),   and  each  of  the  undersigned
(individually referred to as a "Secured Party," and collectively referred to as the "Secured Parties").

                              W I T N E S S E T H:

     WHEREAS, DCAP Group, Inc., a Delaware corporation and the holder of all of the outstanding stock of the Company (the "Parent"), and the Secured Parties have entered into a Unit Purchase Agreement, dated as of July 2, 2003 (the "Unit Purchase Agreement"), pursuant to which the Secured Parties are purchasing the Units (as defined in the Unit Purchase Agreement).

     WHEREAS, included as a component of the Units are Secured Subordinated Promissory Notes of the Parent payable to the Secured Parties in the aggregate principal amount of $3,500,000 (the "Notes").

     WHEREAS, the Company has agreed to grant a security interest in all of its assets (the "Security Interest") to the Secured Parties as security for the payment by the Parent of all amounts due under the Notes.

     WHEREAS, the grant of the Security Interest is to be subordinated to the security interest granted by the Company to Manufacturers and Traders Trust Company (together with its successors and assigns, "M&T") with respect thereto.

     WHEREAS, pursuant to an Appointment of Representative, dated as of July 2, 2003 (the "Appointment"), the Secured Parties have appointed Jack Seibald (the "Representative") as their representative and attorney-in-fact with respect to this Security Agreement.

     WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Unit Purchase Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Grant of Security Interest; Subordination.

          (a) The Company hereby grants to the Secured Parties a security interest in the Collateral (as hereinafter defined) as security for the payment by the Parent of all amounts due under the Notes (the "Obligations"). As used herein, the term "Collateral" shall mean any and all tangible and intangible assets owned by the Company or in which the Company has or shall have an interest, now or hereafter existing or acquired, and wherever located, together with all additions and accessions thereto and replacements and substitutions thereof and all proceeds and products of the foregoing.

          (b) The Secured Parties acknowledge and agree that the security interest granted herein is subordinate to the security interest granted to M&T with respect to the Collateral. The terms and conditions of this Security Agreement are subject to the provisions of those certain

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Subordination  Agreements of even date, as such  agreements  may be amended from time to time, by the Secured Parties, the Parent and the Company in favor of M&T.

     2. Financing Statement. A UCC-1 Financing Statement shall be filed in the State of New York to perfect the Security Interest in the Collateral.

     3. Representations. The Company represents and warrants to the Secured Parties as follows:

          (a) The Company is a corporation duly incorporated and in good standing under the laws of the State of New York.

          (b) This Security Agreement has been duly authorized by all necessary corporation action and represents the binding obligation of the Company in accordance with its terms.

          (c) The Company owns the Collateral free and clear of all liens and other encumbrances.

     4. Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless the Representative shall otherwise consent in writing:

          (a) Liens. The Company will not create any lien upon or with respect to the Collateral, except liens in favor of M&T.

          (b) Maintenance of Properties. The Company will keep its property which is materially useful or necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (c) Maintenance of Records. The Company will keep at all times proper books of record and account in which true, correct and complete entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except for such changes as are disclosed in such financial statements or in the notes thereto).

          (d) Insurance. The Company will carry and maintain in full force and effect at all times with reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on) insurance against such risks as are usually insured against by persons of established reputation engaged in the same or similar businesses. All such insurance shall be in the name of and with loss or damage payable to the Company and to the Secured Parties, as their interests may appear. The Company shall deliver to the Secured Parties the original or duplicate policies, or certificates, or other evidence satisfactory to the Representative, of compliance with the foregoing insurance provisions.


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          (e)  Inspection.  The Company will permit the  Representative,  or any person designated by the Representative in writing, from time to time hereafter, to call at the Company's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during
all  business   hours,   upon  reasonable   prior  notice   (provided  that  the
Representative or such designees shall not unreasonably disrupt the day-to-day operations of the Company), (i) to inspect, audit, check and make copies of and extracts from the Company's books, records, journals, orders, receipts and any correspondence and other data relating to the Company's business or to any
transaction   between  the  parties  hereto,  (ii)  to  make  such  verification concerning the Collateral as the Representative may consider reasonable under the circumstances, and (iii) to discuss the affairs, finances and business of the Company with any of its respective officers, directors or outside auditors. All documents and other information received by the Representative shall be held in the strictest confidence by the Representative.

          (f)  Perfection of Security Interest.

               (i) The Company will, from time to time, do whatever the Representative may reasonably request by way of obtaining, executing, delivering and/or filing financing statements, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as the Representative may request, in order to create, perfect and maintain a valid continuing security interest upon the Collateral as contemplated by this Security Agreement.

               (ii) The Company hereby irrevocably appoints the Representative as its lawful attorney and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of the Company, such financing statements, assignments, notices, pledges and other documents and agreements, and to take such other actions as the Representative may deem necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any applicable law, and the Representative is hereby authorized to file on behalf of and in the name of the Company, at the Company's expense, such financing statements, assignments, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to the Representative, in his discretion, in those jurisdictions where the same is permitted, to file one or more financing statements (including amendments and renewals thereof) under the Uniform Commercial Code or similar law signed only by the Representative, naming the Company as debtor and naming the Secured Parties as secured party and indicating therein the types, or describing the items, of the Collateral.

          (g) Further Assurances. The Company shall at any time or from time to time execute and deliver such further instruments and documents and take such further action as may reasonably be requested by the Representative to carry out, to the reasonable satisfaction of the Representative, the transactions contemplated hereby.

     6. Remedies of the Secured Parties upon Default. In the event that there shall occur an Event of Default (as defined in the Notes), the Secured Parties, acting through the Representative, shall have all of the rights and remedies afforded to secured parties with respect to the Collateral as set forth in the Uniform Commercial Code from time to time in effect in the State of New York.

     7. Termination of Agreement. Upon (i) the Parent's satisfaction of the Obligations in full (at which time the Company shall be entitled to file a UCC-3 Termination Statement with


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respect to the Collateral) or (ii) the conclusion of the actions contemplated by
Section 6 hereof, this Security Agreement shall terminate.

     8. Representative. The Secured Parties acknowledge and agree that, pursuant to the Appointment, the Representative has been appointed the representative and attorney-in-fact for each of the Secured Parties with respect to this Security Agreement.


     9.   Miscellaneous.

          (a) This Security Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter.

          (b) No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Company and the Representative.

          (c) No amendment or modification of this Security Agreement shall be valid unless made in writing and signed by the Company and the Representative.

          (d)  This Security  Agreement shall be binding upon and shall inure to
the  benefit  of  the  parties  hereto  and  their   respective   heirs,   legal
representatives, executors, administrators, successors and assigns.

          (e) This Security Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

          (f) Each of the parties to this Security Agreement agrees to execute and deliver any and all additional papers, documents and other assurances, and shall perform any and all acts and things, reasonably necessary to effectuate the purposes and intents of this Security Agreement.

          (g) This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

          (h) All notices or other communications or deliveries required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified or registered mail (return receipt requested, postage prepaid), facsimile transmission or overnight mail or courier, addressed as follows:

                  If to the Company, at:

                  1158 Broadway
                  Hewlett, New York 11557
                  Attn: Chief Executive Officer
                  Facsimile No.:  (516) 295-7216

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




                  With a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York 11554
                  Attn: Fred Skolnik, Esq.
                  Facsimile No.:  (516) 296-7111

                  If to any of the Secured Parties, at:

                  c/o Jack Seibald
                  1336 Boxwood Drive West
                  Hewlett Harbor, NY 11557
                  Facsimile No.:  (516) 569-7453

                  with a copy to:

                  Bryan Cave Robinson Silverman
                  Bryan Cave LLP
                  1290 Avenue of the Americas
                  New York, NY 10104
                  Attention: Robert G. Leonard, Esq.
                  Facsimile No.:  (212) 541-4630

or at such other address as any party or person shall designate by notice to the other parties in accordance with the provisions hereof.

          (i)  If  any   provision   hereof  is   declared  to  be  invalid  and
unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible.

     10. Representation by Counsel; Interpretation. Each party acknowledges that he has been represented by counsel, or has been afforded the opportunity to be represented by counsel, in connection with this Security Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Security Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Security Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     11. Gender. All references to the masculine gender herein shall be deemed to refer to the feminine and neuter where applicable.


       Remainder of Page Intentionally Left Blank. Signature Page Follows.

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


     IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first above written.

                                      COMPANY:
                                      --------

                                      PAYMENTS INC.


                                      By:
                                         ---------------------------------------
                                            Name:  Barry Goldstein
                                            Title:  Chief Executive Officer


                                SECURED PARTIES:

TO BE COMPLETED BY INDIVIDUAL                   TO BE COMPLETED BY CORPORATE,
SECURED PARTY                                   PARTNERSHIP, LIMITED LIABILITY
                                                COMPANY OR TRUST SECURED PARTY

-----------------------------------             -------------------------------------
Name(s) of Secured Party(ies) [Please Print]    Name of Secured Party [Please
Print]

___________________________________             By:__________________________________
Signature of Secured Party                           Authorized Signatory

-----------------------------------             -------------------------------------
Signature of Secured Party, if jointly held     Name and Title of Authorized Signatory
                                                [Please Print]








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